UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                              FORM 8-K/A
                           Amendment No. 1


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 27, 2009


                       OAKRIDGE HOLDINGS, INC.
       (Exact name of registrant as specified in its charter)


   Minnesota	               0-1937                41-0843268
(State or other      (Commission File Number)       (IRS Employer
jurisdiction                                     Identification No.)
of incorporation)


400 WEST ONTARIO STREET, CHICAGO, ILLINOIS              60654
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (312) 505-9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







EXPLANATORY NOTE

This amended Current Report on Form 8-K/A (the "8-K/A") is being filed to clarify that during the two most recent fiscal years of Oakridge Holdings, Inc. (the "Company") and any subsequent interim period preceding the dismissal of its former auditor, WIPFLI LLP, as reported in the Current Report on Form 8-K filed by the Company on October 27, 2009, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. This 8-K/A also is being filed to include an updated Exhibit 16 letter from the Company's former accountants stating that the accountant agrees with the statements made in this 8-K/A.



Item 4.01.     Changes in Registrant's Certifying Accountant.

On October 27, 2009, the Company dismissed WIPFLI LLP as the Company's independent auditors. WIPFLI audited the Company's financial statements for fiscal years 2008 and 2009. WIPFLI's report on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to dismiss WIPFLI was approved by the Company's audit committee. During the two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements between the Company and WIPFLI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On October 27, 2009, the Company engaged Carver Moquist & O'Connor, LLP to serve as the Company's independent auditors for fiscal year 2010. During the Company's two most recent fiscal years and any subsequent interim period prior to engaging Carver Moquist & O'Connor, LLP, neither the Company nor anyone on its behalf consulted Carver Moquist & O'Connor, LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided WIPFLI with a copy of the disclosures it is making in response to Item 4.01 prior to the day that this 8-K/A is being filed. A letter from WIPFLI addressed to the Securities and Exchange Commission stating WIPFLI's agreement with the statements made by the Company in response to
Item 4.01 in this 8-K/A is attached as Exhibit 16.1 to this report.


Item 9.01.     Financial Statements and Exhibits.

	(d)    Exhibit.

	16.1   Letter from WIPFLI LLP regarding change in certifying accountant.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    OAKRIDGE HOLDINGS, INC.


Date:  November 5, 2009             /s/ Robert C. Harvey

                                    Robert C. Harvey
                                    President, Chief Executive Officer,
                                    Chief Financial Officer and
                                    Chairman of the Board of Directors









                             EXHIBIT INDEX

Exhibit                      Description                    Method of Filing

16.1       Letter from WIPFLI LLP regarding change in      Filed Electonically
           certifying accountant